UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2012

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

The Company filed its Annual Report on Form 10-K for the year ended December 31, 2011, with the Securities and Exchange Commission (the “SEC”) on March 1, 2012 (the “Original Form 10-K”). The Company is filing this Current Report on Form 8-K to provide revised consolidated financial statements as of and for the year ended December 31, 2011, to reflect the retrospective adjustments made to the purchase price accounting for the July 2011 acquisition of Continuous Computing Corporation ("Continuous Computing") and update the Quarterly Financial Data (unaudited) included in Item 8 of the Original Form 10-K. As required under U.S. generally accepted accounting principles, adjustments to the purchase accounting were applied retrospectively to the acquisition period financial statements as of and for the year ended December 31, 2011, as if the accounting for the acquisition had been completed at the acquisition date. The revised consolidated financial statements of the Company, which replace in their entirety the consolidated financial statements contained in the Original Form 10-K, are attached as Exhibit 99.1 and are incorporated by reference herein.

The Company finalized certain provisional amounts in the purchase price allocation for the acquisition of Continuous Computing during the three months ended March 31, 2012. The finalization of the provisional amounts related to the accounting for certain tax matters, which resulted in adjustments to the Company's preliminary estimates reflected in the Original Form 10-K based on the new information obtained. These adjustments resulted in an additional release of the Company's valuation allowance provided against its U.S. net deferred tax assets, which results in an additional deferred tax benefit reported in the 2011 financial statements of approximately $2.7 million. As required by ASC Subtopic 805-10, the Company's December 31, 2011 financial statements have been revised to reflect the impact of these measurement period adjustments.

Except as stated herein, this Form 8-K does not reflect events occurring after the dates of filing of the Original Form 10-K on March 1, 2012, and no attempt has been made in this Form 8-K to modify or update other disclosures presented in that filing. Among other things, forward-looking statements made in the Original Form 10-K have not been revised to reflect events that occurred or facts that became known to the Company after the filing of the Original Form 10-K, and such forward-looking statements should be read in their historical context. Accordingly, this Form 8-K should be read in conjunction with the Original Form 10-K and the Company's other filings with the SEC subsequent to the filings of the Original Form 10-K.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of KPMG LLP

99.1
Consolidated Financial Statements of Radisys Corporation as of December 31, 2011 and 2010 and for the three-year period ended December 31, 2011 and the schedule of Quarterly Financial Data (unaudited).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	September 10, 2012	By:	/s/ Brian Bronson
Brian Bronson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
23.1	Consent of KPMG LLP

99.1
Consolidated Financial Statements of Radisys Corporation as of December 31, 2011 and 2010 and for the three-year period ended December 31, 2011 and the schedule of Quarterly Financial Data (unaudited).